UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2023

NORTHERN STAR INVESTMENT CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40134	85-4136140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	NSTC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	NSTC	The New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	NSTTW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 6, 2023, Northern Star Investment Corp. III (the “Company”) received a written notice (the “Notice”) from the staff of NYSE Regulation (the “Staff”) of the New York Stock Exchange (“NYSE”) indicating that the Staff has determined to commence proceedings to delist the Company’s Class A Common Stock and units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant (the “Units”), each warrant exercisable for one share of Class A Common Stock of the Company (the “Warrants”), from the NYSE. The Notice indicated that the Staff reached its decision to delist the Company’s securities pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Staff determined that the Company had fallen below the NYSE’s continued listing standard requiring a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly-held shares over a consecutive 30 trading day period of at least $40,000,000.

The Company has a right to a review of the Staff’s determination by a Committee of the Board of Directors of the NYSE. The Company has until September 20, 2023 to determine whether or not to request such a review of the determination. Application to the Securities and Exchange Commission to delist the Company’s Class A Common Stock and Units is pending, subject to the completion of all applicable procedures, including any appeal by the Company of the Staff’s decision.

Trading in the Class A Common Stock and Units on the NYSE has been suspended as of the date of the Notice. Effective as of September 7, 2023, the Class A Common Stock and Units may be quoted and traded in the over-the-counter (“OTC”) market under the ticker symbols “NSTC” and “NSTC.U,” respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2023	NORTHERN STAR INVESTMENT CORP. III

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer

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